PBHG INSURANCE SERIES FUND
                       SUPPLEMENT DATED FEBRUARY 27, 2003
                              To the Prospectus for
                          PBHG Mid-Cap Value Portfolio

         This Supplement updates certain information contained in the Prospectus for the PBHG Mid-Cap Value Portfolio dated May 1, 2002. You should retain the Prospectus and all Supplements for future reference. You may obtain additional copies of the Prospectus and Supplements free of charge by calling 1-800-347-9256.

         Effective May 1, 2003, PBHG Mid-Cap Value Portfolio will change its name to PBHG Mid-Cap Portfolio and the following "Portfolio Summary" reflects this name change.

PBHG MID-CAP PORTFOLIO

Goal:
The Portfolio seeks to provide investors with above-average total return over a 3 to 5 year market cycle, consistent with reasonable risk.

Main Investment Strategies:

Under normal market conditions, the Portfolio invests at least 80% of its assets in equity securities, such as common stocks, issued by companies with market capitalizations within the range of the S&P MidCap 400 Index at the time of the Portfolio's investment. As of March 31, 2002, the companies in the S&P MidCap 400 Index had market capitalizations between $168 million and $9.8 billion. The size of the companies in the Index will change with market conditions and the composition of the Index. The equity securities in the Portfolio are primarily common stocks that Pilgrim Baxter believes have sustainable long-term growth prospects but are currently trading at modest relative valuations given certain financial measurements, such as their price-to-earnings ratios, dividend income potential and earnings power. Pilgrim Baxter uses its own fundamental research, computer models and proprietary valuation models in managing this Portfolio. The Portfolio may sell a security for a variety of reasons, such as when it shows deteriorating fundamentals or to invest in a company with more attractive long-term growth potential. The Portfolio's sector weightings are generally within 10% of the S&P MidCap 400's sector weightings. In addition, the Portfolio generally has a lower price-to-earnings ratio than the average company in the S&P MidCap 400 Index.

Main Investment Risks:
The value of your investment in the Portfolio will go up and down, which means you could lose money.

The price of the securities in the Portfolio will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation, or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to have more limited product lines, markets and financial resources and may be dependent on a smaller management group than larger, more established companies.

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The Portfolio emphasizes equity securities of medium sized companies, so it is likely to be more volatile than the stock market in general, as measured by the S&P 500 Index. In addition, the equity securities in the Portfolio may never reach what Pilgrim Baxter believes are their full worth and may even go down in price.

Although the Portfolio strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Portfolio is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

Performance Information:
The bar chart and performance table below illustrate the risks and volatility of an investment in the Portfolio. The bar chart shows you how the Portfolio's performance has varied from year to year. The performance table compares the Portfolio's performance over time to that of its benchmark, the S&P MidCap 400 Index, a widely recognized, unmanaged index that tracks the performance of 400 mid-cap stocks. Both the chart and the table assume reinvestment of dividends and distributions but do not reflect any additional charges or expenses that may be imposed under the VA contracts or VLI policies. Of course, the Portfolio's past performance does not indicate how it will perform in the future.

[bar chart here]

Best Quarter
         4th Quarter 2001           20.32%
Worst Quarter
         3rd Quarter 2001          -18.56%


Average Annual Total Returns as of 12/31/01
                               Past         Since Inception
                             1 Year         (11/30/98)
Mid-Cap
Portfolio                     7.95%           23.86%

S&P MidCap
400 Index                    -0.61%           14.10%

For more information on this Portfolio's investment strategies and associated risks, please refer to the More About the Portfolios section beginning on page 20.